UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2007 (January 4, 2007)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue
Norwalk, Connecticut 06850
(Address of Principal Executive Offices)

(203) 956-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective as of January 4, 2007, the Affinion Group, Inc. (the “Company”) entered into an amendment dated as of December 22, 2006 (the “Amendment”) to its $960,000,000 Credit Agreement (the “Credit Agreement”) dated as of October 17, 2005 among Affinion Group Holdings, Inc., the Company, as Borrower, the Lenders party thereto, Credit Suisse, Cayman Islands Branch as administrative agent, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.

The Amendment decreased the interest rate on the term loan facility by 25 basis points, initially, and provided for an additional 25 basis point decrease, should the corporate family rating of the Company reach B1 or higher by S&P and B+ or higher by Moody’s. The Amendment also modified the definition of Change of Control to permit certain Permitted Holders (as defined in the Credit Agreement) to hold less than 51% of the equity interests in Affinion Group Holdings, Inc., the Company’s parent, upon certain qualifying initial public offerings, permitted the Company to incur indebtedness pursuant to its unsecured corporate purchase card program in an amount up to $40,000,000 and permitted, subject to certain conditions, a revolving line of credit in an amount up to $25,000,000 for a subsidiary of the Company organized in the United Kingdom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

10.1	Amendment No. 1 to the Credit Agreement, dated as of December 22, 2006, to the Credit Agreement, dated as of October 17, 2005, among Affinion Group Holdings, Inc., a Delaware corporation, Affinion Group, Inc., a Delaware corporation, the Lenders from time to time party hereto, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: January 9, 2007	By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit

10.1	Amendment No. 1 to the Credit Agreement, dated as of December 22, 2006, to the Credit Agreement, dated as of October 17, 2005, among Affinion Group Holdings, Inc., a Delaware corporation, Affinion Group, Inc., a Delaware corporation, the Lenders from time to time party hereto, Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders, Deutsche Bank Securities Inc., as syndication agent and Bank of America, N.A. and BNP Paribas Securities Corp., as documentation agents.